                                                                    EXHIBIT 10.3


                  FORM OF MANAGER SECURITIES PURCHASE AGREEMENT


                  THIS AGREEMENT is made as of _______________ by and among GCIH, Inc., a Delaware corporation (the "Company"), _________ (the "Manager") and Citicorp Venture Capital, Ltd., a New York corporation, ("CVC"). CVC is made a party to this Agreement solely for purposes of the repurchase rights of CVC set forth in Section 4.

                  WHEREAS, the Company and/or its Subsidiaries have established a written compensatory benefit plan for the participation of certain employees (the "Plan"), and the Manager and other employees (collectively, the "Managers") desire to participate in the Plan;

                  WHEREAS, pursuant to the Plan, the Company, and the Manager desire to enter into an agreement pursuant to which Manager will purchase, and the Company will sell __________ shares of the Company's Class B Common Stock, par value $0.01 per share (the "Class B Common"), upon the terms and conditions set forth herein. All of such shares of Class B Common and all shares of capital stock hereafter acquired by the Manager are referred to herein as "Manager Stock";

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Definitions. As used herein, the following terms shall have the following meanings.

                  "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Board" means the Company's board of directors.

                  "Book Value" of each share of Manager Stock shall be equal to the quotient determined by dividing (A) the excess of Company's consolidated assets over its consolidated liabilities as of the end of the fiscal quarter immediately preceding the date of Manager's Termination, determined on a consolidated basis in accordance with GAAP less the liquidation value of all of the Company's outstanding preferred stock, if any by (B) the total number of shares of Common Stock outstanding on a fully-diluted basis (including in such calculation the aggregate conversion price an exercise price of all outstanding convertible securities, options and warrants).

                  "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York.

                  "Cause" means (i) a material breach of this Agreement by the Manager that is not susceptible to remedy or cure, or if susceptible to remedy or cure, is not cured or remedied and continues for a reasonable period of time after any Executive or the Manager's direct supervisor has given notice to Manager specifying in reasonable detail the manner in which Manager has breached this Agreement, (ii) the determination by any Executive, in the exercise of his reasonable judgment, that the Manager committed a felony, a crime involving moral turpitude or other act causing material harm to the standing and reputation of the Company or its Subsidiaries in each case after notice to Manager and reasonable procedure for Manager to state his case to any Executive,
(iii) the determination by any Executive, in the exercise of his reasonable judgment, that the Manager breached his duty of loyalty to the Company and its Subsidiaries after notice to Manager and reasonable procedure for Manager to state his case to any Executive, or (iv) the Manager's continued failure to perform his duties to the Company and its Subsidiaries after notice, and, if susceptible to remedy or cure, is not cured or remedied and continues for a reasonable period of time after any Executive or the Manager's direct supervisor has given notice to the Manager specifying in reasonable detail the manner in which the Manager has continued to fail to perform his duties.

                  "Common Stock" means the Class A Common, the Class B Common, the Class C Common, and the Class D Common, as adjusted for any stock split, stock dividend, share combination, share exchange, recapitalization, merger, consolidation or other reorganization.

                  "CVC" means Citicorp Venture Capital, Ltd., a New York corporation.

                  "Executives" shall mean Edward Kittredge, Richard Solar, David Uren, and certain other executive officers of the Company or GCI.

                  "Manager Stock" is defined in the preamble hereto and will include shares of the Company's capital stock issued with respect to Manager Stock by way of a stock split, stock dividend or other recapitalization. Manager Stock will cease to be Manager Stock when transferred pursuant to a Qualified Public Offering or Sale of the Company. Manager Stock will continue to be Manager Stock in the hands of any holder other than the Manager, including all transferees of the Manager (except for the Company and CVC (or its designee)), and except as otherwise provided herein, each such other holder of Manager Stock will succeed to all rights and obligations attributable to the Manager as a holder of Manager Stock hereunder.

                  "GAAP" means U.S. generally accepted accounting principles, as in effect from time to time and as adopted by the Company with the consent of its independent public accountants, consistently applied.

                  "GCI" means Gerber Childrenswear, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

                  "Original Cost" of each share of Manager Stock purchased on the date hereof will be equal to $1.00 per share.

                  "Permanent Disability" means Manager is unable to perform, by reason of physical or mental incapacity, his duties or obligations under this Agreement, for a period of ninety (90) consecutive days or a total period of one hundred twenty (120) days in any three hundred sixty (360) day period.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  "Qualified Public Offering" means any sale, in an under-written public offering registered under the Securities Act, of shares of the Company's Common Stock having an aggregate value of at least $30 million.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, CVC, the Managers and others, as in effect from time to time.

                  "Sale of the Company" means the sale of the Company, in a single transaction or a series of related transactions, to a third party (which is not an Affiliate of the Approving Stockholders) (a) pursuant to which such third party proposes to acquire all or substantially all of the outstanding Common Stock (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Stock or otherwise) or all or substantially all of the consolidated assets of the Company, (b) which has been approved by the Board and holders of a majority of the outstanding shares of Common Stock issued to CVC and its Affiliates, other than Citicorp Mezzanine Partners, L.P., a Delaware limited partnership ("CMP"), voting together as a single class (the "Approving Stockholders"), and (c) pursuant to which all holders of Common Stock receive with respect thereto (whether in such transaction or, with respect to an asset sale, upon a subsequent liquidation) the same form and amount of consideration per share of Common Stock or, if any holders are given an option as to the form and amount of consideration to be received, all holders are given the same option.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Executives, CVC, the Managers and others, as in effect from time to time.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

         2.       Purchase and Sale of Manager Securities.

                  (a) Upon execution of this Agreement, the Manager will purchase, and the Company will sell (i) _________ shares of Class B Common at a price of $1.00 per share for a total purchase price of _________ (the "Purchase Price"). The Company will deliver to the Manager certificates representing such shares, and on the date hereof (the "Purchase Date"), the Manager will deliver to the Company (or its designee) a check or wire transfer of immediately available funds in the aggregate amount equal to the Purchase Price. The Purchase Date may be extended at the option of the Company.

                  (b) Upon execution of this Agreement, the Manager shall execute and deliver a joinder to the Stockholders Agreement and a joinder to the Registration Rights Agreement.

                  (c) With respect to the Manager Stock, within 30 days after the Manager purchases any Manager Stock from the Company, the Manager will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

                  (d) In connection with the purchase and sale of the Manager Stock hereunder, the Manager represents and warrants to the Company that:

                           (i) The Manager Stock to be acquired by the Manager
pursuant to this Agreement will be acquired for the Manager's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Manager Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                           (ii) No commission, fee or other remuneration is to
be paid or given, directly or indirectly, to any Person for soliciting the Manager to purchase the Manager Stock.

                           (iii) The Manager Stock is being offered pursuant to
a written compensatory benefit plan established by the Company for the participation of certain of its employees, copies of which have been provided to the Manager.

                           (iv) The Manager is able to bear the economic risk of
the Manager's investment in the Manager Stock for an indefinite period of time and the Manager understands that the Manager Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                           (v) The Manager has had an opportunity to ask
questions and receive answers concerning the terms and conditions of the offering of Manager Stock and has had full access to such other information concerning the Company as the Manager has requested. The Manager has reviewed, or has had an opportunity to review, the following documents: (A) the Stock

Purchase Agreement; (B) the Company's Certificate of Incorporation and Bylaws;
(C) the loan agreements, notes and related documents with the Company's senior lenders; (D) the loan agreement, notes and related documents with the Company's senior subordinated lender; and (E) all of the materials provided by the Company to any Person providing financing to the Company, including, but not limited to, the Company's pro forma balance sheet, as well as financial projections, estimates, forecasts, budgets, summaries, reports and other related documents.

                           (vi) This Agreement constitutes the legal, valid and
binding obligation of the Manager, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Manager does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Manager is a party or any judgment, order or decree to which the Manager is subject.

                           (e) As an inducement to the Company to issue the
Manager Stock to the Manager, and as a condition thereto, the Manager acknowledges and agrees that neither the issuance of the Manager Stock to the Manager nor any provision contained herein shall entitle the Manager to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate the Manager's employment at any time for any reason.

         3. Vesting of Manager Stock. The Manager Stock originally acquired by the Manager will become vested in accordance with the following schedule if, as of each such date, the Manager is still employed by the Company or its Subsidiaries.


                                                    Cumulative Percentage of Shares of Manager Stock
                        Date                                         Which Will Vest
-------------------------------------------------   ------------------------------------------------
October 1, 1997 ("Year 1")                                                 20%

Second anniversary of the date hereof ("Year 2")                           40%

Third anniversary of the date hereof ("Year 3")                            60%

Fourth anniversary of the date hereof ("Year 4")                           80%

Fifth anniversary of the date hereof ("Year 5")                           100%

                  If after ____________, the Manager ceases to be employed by the Company or its Subsidiaries for any reason, including the death or Permanent Disability of the Manager, the cumulative percentage of the Manager Stock to become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date.

                  (b) Shares of Manager Stock which have become vested are referred to herein as "Vested Shares," and all other shares of Manager Stock are referred to herein as "Unvested Shares."

         4. Repurchase Option on Manager Stock. In the event the Manager ceases to be employed by the Company and its Subsidiaries for any reason (the "Termination"), the Manager Stock (whether held by the Manager or one or more of the Manager's transferees) will be subject to repurchase by first, the Company, and second, CVC (or its designees) pursuant to the terms and conditions set forth in this Section 4 (the "Repurchase Option").

                  (a) (i) The purchase price for each Unvested Share of Manager Stock will be the Manager's Original Cost for such share; (ii) the purchase price for each Vested Share of Manager Stock will be the Book Value for such share; and (iii) notwithstanding the foregoing, if the Manager's Termination was for Cause, then the purchase price for each Vested Share and each Unvested Share will be the Manager's Original Cost.

                  (b) The Board may elect to cause the Company to purchase (i) all or a portion of the Unvested Shares and/or, (ii) all or a portion of the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Manager Stock within 90 days after the Termination. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction. The number of shares of Manager Stock to be repurchased by the Company shall first be satisfied to the extent possible from the Manager Stock held by the Manager at the time of delivery of the Repurchase Notice. If the shares of Vesting Stock then held by the Manager are less than the total number of shares of Manager Stock the Company has elected to purchase the Company shall purchase the remaining Manager Stock elected to be purchased from the other holder(s) of Manager Stock, pro rata according to the amount of such Manager Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share) provided, however, that only those shares of Manager Stock subject to the Repurchase Option pursuant to this Section 4 may be purchased by the Company pursuant to the terms of this Section 4(b). The number of Unvested Shares and Vested Shares to be repurchased hereunder will be allocated among the Manager and the other holders of Manager Stock (if any) pro rata according to the number of shares of Manager Stock to be purchased from such Persons.

                  (c) If for any reason the Company does not elect to purchase all of the shares of Manager Stock that are subject to such Repurchase Option, pursuant to the Repurchase Option, then CVC (or its designees) shall be entitled to exercise the Repurchase Option for the Manager Stock the Company has not elected to purchase (the "Available Securities"). Of the Available Securities, the Vested Shares are referred to herein as "Available Vested Shares" and Unvested Shares are referred to herein as "Available Unvested Shares". As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 180 days after the Termination, the Company shall give written notice (the "Option Notice") to CVC (or its designees) setting forth the number of Available Vested Shares, Available Unvested Shares, and the purchase price for each of such Available Securities. CVC (or its designees) may elect to purchase all or a portion of (i) Available Vested Shares, and/or (ii) all or a portion of the Available Unvested Shares by giving written notice to the Company within 90 days after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the 90-day period set forth above, the Company shall notify each holder of Manager Stock as to the number of Vested Shares or Unvested Shares being purchased from such holder by CVC (or its designees) (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of such Manager Stock, the Company shall also deliver written notice to CVC (or its designees) setting forth the number of Vested Shares and Unvested Shares which CVC (or its designees) is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

                  (d) The closing of the purchase of the Manager Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be later than the 60th day after the delivery of the later of such notices to be delivered (or, if later, the 15th day after the Book Value is finally determined) nor earlier than the fifth day after such delivery. The Company and/or CVC (or its designee) will pay for the Manager Stock to be purchased pursuant to the Repurchase Option by delivery of a certified or cashier's check or wire transfer of funds. The purchasers of Manager Stock hereunder will be entitled to receive customary representations and warranties from the sellers as to title, authority and capacity to sell.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Manager Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law. If any such restrictions prohibit the repurchase of Manager Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

         5.       Restrictions on Transfer.

                  (a) The Manager Stock will bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGER SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE SIGNATORY THERETO DATED AS OF ______________________. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                  (b) No holder of Manager Stock may sell, transfer or dispose of any shares of Manager Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

                  (c) Each holder of Manager Stock agrees not to effect any Qualified Public Offering or distribution of any Manager Stock or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

         6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Manager that:

                  (a) Immediately following the consummation of the Equity Transactions, the authorized capital stock of the Company shall consist of (i) ______________ shares of Class A Common Stock par value $0.01 per share (the "Class A Common"), of which ___________ shares shall be issued and outstanding,
(ii) __________ shares of Class B Common, of which ___________ shares shall be issued and outstanding, (iii) ________ shares of Class C Common Stock, par value $0.01 per share (the "Class C Common"), of which _________ shares shall be issued and outstanding, (iv) ___________ shares of Class D Common Stock, par value $0.01 per share (the "Class D Common") of which _________ shares shall be reserved for issuance upon exercise of the Warrant held by CMP, and (v) ___________ shares of Series A Preferred of which ___________ shall be issued and outstanding. Except as set forth in this Section 6(a) and except for capital stock of the Company's Subsidiaries owned directly or indirectly by the Company, as of immediately following the consummation of the transactions contemplated hereby, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. As of immediately following the consummation of the transactions contemplated hereby, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                  (b) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Manager Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Manager Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for (i) the Stockholders Agreement, (ii) the Registration Rights Agreement and (iii) the Manager Stock Purchase Agreements dated as of the date hereof by and between the Company and certain employees of the Company.

         7. Confidential Information. The Manager acknowledges that the information, observations and data obtained by him while employed by the Company or any of its Subsidiaries concerning the business or affairs of the Company or any Subsidiary ("Confidential Information") are the property of the Company or such Subsidiary. Therefore, Manager agrees that he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Manager's acts or omissions to act. Manager shall deliver to the Company at the termination of such Manager's employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) and the business of the Company or any Subsidiary which he may then possess or have under his control.

         8. Inventions and Patents. Manager agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Manager while employed by the Company or any of its Subsidiaries ("Work Product") belong to the Company or such Subsidiary. Manager will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after Manager's employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

         9.       Non-solicitation.

                  (a) During the time the Manager is employed by the Company and its Subsidiaries and for a period of six months thereafter (the "Noncompete Period"), Manager shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, including without limitation, inducing or attempting to induce any union, employee or group of employees to interfere with the business or operations of the Company or its Subsidiaries, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Manager's employment period, or
(iii) induce or attempt to induce any customer, supplier, distributor, franchisee, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, distributor, franchisee, licensee or business relation and the Company or any Subsidiary.

                  (b) Manager agrees that: (i) the covenants set forth in this
Section 9 are reasonable in geographical and temporal scope and in all other respects, (ii) the Company would not have entered into this Agreement but for the covenants of Manager contained herein, and (iii) the covenants contained herein have been made in order to induce the Company to enter into this Agreement.

                  (c) If, at the time of enforcement of this Section 9, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

                  (d) Manager recognizes and affirms that in the event of his breach of any provision of this Section 9, money damages would be inadequate and the Company and CVC would have no adequate remedy at law. Accordingly, Manager agrees that in the event of a breach or a threatened breach by Manager of any of the provisions of this Section 9, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

         10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with a confirmation of receipt and accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company:

                           GCIH, Inc.
                           531 Main Street
                           Greenville, S.C. 29602
                           Attention:  President
                           Telecopy No.: (803) 240-5977

                  With a copy to:

                           Citicorp Venture Capital, Ltd.
                           399 Park Avenue
                           14th Floor
                           New York, NY  10043
                           Attention:  John Weber
                           Telecopy No.:  (212) 888-2940

                  To the Manager:

                           c/o Gerber Childrenswear, Inc.
                           531 South Main Street
                           Greenville, SC 29602
                           Attention:  [_______________]
                           Telecopy No.: (803) 240-5977

                  To CVC:

                           Citicorp Venture Capital
                           399 Park Avenue
                           14th Floor
                           New York, NY  10043
                           Attention:  John Weber
                           Telecopy No.:  (212) 888-2940

                  With a copy to:

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, NY  10022
                           Attention:  Kirk A. Radke, Esq.
                           Telecopy No.:  (212) 446-4900

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

         11.      Miscellaneous.

                  (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Manager Stock in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Manager Stock as the owner of such securities for any purpose.

                  (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (c) Complete Agreement. This Agreement, the Stockholders Agreement, and the Registration Rights Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Manager, the Company, CVC and their respective successors and assigns (including subsequent holders of Manager Stock); provided that the rights and obligations of the Manager under this Agreement shall not be assignable except in connection with a permitted transfer of Manager Stock hereunder.

                  (f) Third Party Beneficiary. This Agreement is intended for the benefit of, and will be enforceable by, CVC.

                  (g) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (h) Remedies. Each of the parties to this Agreement (including
CVC) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  (i) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Manager and CVC.


                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Manager Stock Purchase Agreement as of the date first written above.

                                   GCIH, INC.

                                   By:      ____________________________
                                   Name:
                                   Title:


                                   GERBER CHILDRENSWEAR, INC.

                                   By:      ____________________________
                                   Name:
                                   Title:



                                   _____________________________________
                                   [MANAGER]


The undersigned is a party to this Agreement solely for purposes of the repurchase rights of CVC set forth in Section 4:

CITICORP VENTURE CAPITAL, LTD.

By:      ____________________________
Name:
Title:

                                CONSENT OF SPOUSE

                  The undersigned spouse of the Manager named in the attached Agreement has read and understands the terms of the Agreement and has had an opportunity to discuss it with individuals of her choice. The undersigned understands that even if the securities referred to in the Agreement are considered to be a part of the "marital property" belonging to her and the Manager, the Agreement restricts the transfer or distribution of those securities to anyone other than the Manager, a "Permitted Transferee" as such term is defined in the Stockholders Agreement, the company which issued the securities and certain other persons. The undersigned agrees to these restrictions and waives any rights (other than to the economic value of such securities) she might otherwise have in those shares as specifically identifiable property.


                                     ____________________(Signature)


                                     ____________________(Print Name)

                               CONSENT OF MANAGER

                  The undersigned Manager named in the attached Agreement has read and understands the terms of the Agreement and has had the opportunity to discuss it with counsel, accountants, or other financial and legal advisors of his/her choice.

                  The undersigned is able to bear the economic risk of his/her investment in the Manager Stock for an indefinite period of time. The undersigned understands that the Manager Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Further, the Manager is willing to bear the risk of such illiquidity. The Manager understands that his/her execution of this Agreement and/or participation in the Plan is not a condition of his/her employment with the Company or GCI.



                                     ____________________(Signature)


                                     ____________________(Print Name)

                                                                       EXHIBIT A

                                                            ______________, 199_

                  ELECTION TO INCLUDE STOCK AND NOTES IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE


                  The undersigned purchased shares of Common Stock, par value $0.01 per share (the "Shares"), of GCIH, Inc. (the "Company") on __________, 199_. Under certain circumstances, the Company has the right to repurchase the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he purchased the Securities.

                  Therefore, pursuant to Code Section 83(b) and Treasury Regulation Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 199_ the excess (if any) of the Shares' fair market value on __________, 199_ over the purchase price thereof.

                  The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

                  1. The name, address and social security number of the undersigned:

                           Name:    ____________________
                           Address:    ______________________
                                       ______________________
                           SSN:        ______________________

                  2. A description of the property with respect to which the election is being made: __________ shares of GCIH, Inc. Common Stock, par value $0.01 per share.

                  3.       The date on which the property was transferred:
__________, 199_. The taxable year for which such election is made: calendar
199_.

                  4. The restrictions to which the property is subject: If during the first five years after the purchase of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at cost, and at any time prior to a public offering by the Company or a sale of the Company the undersigned ceases to be employed by the Company or any of its subsidiaries, the vested portion of the Shares will be subject to repurchase by the Company at book value. One-fifth of the Shares will become vested shares on each of the first five anniversary dates of the purchase of the Shares.

                  5. The fair market value on __________, 199_ of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1.00 per Share.

                  6.       The amount paid for such property:  $1.00 per Share.

                  A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).


Dated: _____________, 199_                  __________________________
                                                  Name:  [MANAGER]



                                      A - 2